UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

----------------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

February 25, 2008 Date of Report (Date of earliest event Reported)

L & L FINANCIAL HOLDINGS, INC. (Exact name of registrant as specified in its charter)

NEVADA 000-32505 91-2103949 (State of Incorporation) (Commission File Number) (I.R.S. Employer Identification No.)

720 Third Avenue, Suite# 1611, Seattle, WA 98104

(Address of principal executive offices) (Zip Code)

(206) 264-8065

Registrant's Telephone Number, Including Area Code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

The Registrant, L & L Financial Holdings, Inc. (L & L Financial, or the Company) today announced that its subsidiary, Kun Ming Coal Company (KMC) has appointed a team to initiate and manage coal exploration activities at the Tian-Ri Mine in Fu Yuan County, northeast region of Yunnan Province of China.

With an exploration permit granted by the Chinese government in October 2007, KMC entered into a Joint Coal Exploration Cooperation Agreement with the current owner of the Tian-Ri Coal Mine in December 2007.

The Mine covers approximately two square miles in Yunan Province. With adequate financing, beginning in the second half of 2009 the Company expects to produce 100,000 tons of coal in the first year of operation, and 600,000 tons per annum in the subsequent year. With the increasing energy demand in China and current coal prices of approximately US$138 per ton, the Company believes that at a full-operating capacity, the Tian-Ri Mine will generate coal with a market value of approximately US$83 million per annum. According to a feasibility study conducted by a geological engineering firm, the Tian-Ri Coal Mine has an estimated coal reserve of 53 million tons of high grade coal (coking coal), with expected valued at $7.3 billion when using $138 per ton coal price.

"The commencement of the exploration activities at the Tian-Ri Coal Mine represents a major step forward in our coal operations in China." said Paul W. Lee, the Company Chairman. "As strong demand for coal and energy continues in China, our innovative and experienced exploration team is to use high standards to secure additional revenue and profit through our existing KMC coal operations."

Section 2 - Financial Information

N/A

Section 3 - Securities and Trading Markets

The Registrant was advised by its lawyer and the sponsoring securities firm that a trading symbol - LLFH (at OTC-BB) is assigned to and available for L&L Financial Holdings, Inc. The trading symbol available to the general public, is a result of the 15c-211 application of the Registrant. Receiving a stock trading symbol from a stock exchange is a process which lead L&L common shares to be publicly traded in the US.

Section 4 - Matters Related to Accountants and Financial Statements

N/A

Section 5 - Corporate Governance and Management

N/A

Section 6 - Asset-backed Securities

N/A

Section 7 - Regulation FD

N/A

Section 8 - Other Events

N/A

Section 9 - Financial Statements and Exhibits

N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

L & L FINANCIAL HOLDINGS, INC.

By: /S/ Paul Lee

Date: February 25, 2008

Paul Lee, Chairman